  EXHIBIT 99.1

INFUSIONZ LLC

FINANCIAL STATEMENTS

FISCAL YEARS ENDED JUNE 30, 2022 AND 2021

AND

INDEPENDENT AUDITORS' REPORT

INFUSIONZ LLC

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Independent Auditor’s Report

To the Members’ and Board of Directors of Infusionz, LLC

Opinion

We have audited the accompanying financial statements of Infusionz, LLC which comprise the balance sheets as of June 30, 2022 and 2021, and the related statements of operations, statement of Stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infusionz, LLC as of June 30, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United State of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Infusionz, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

o	Exercise professional judgment and maintain professional skepticism throughout the audit.
o

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

o

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Infusionz, LLC internal control. Accordingly, no such opinion is expressed.

o

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

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We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ B F Borgers CPA PC

Certified Public Accountants

Lakewood, CO

January 5, 2023

We have served as the Company’s auditor since 2019

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INFUSIONZ LLC

BALANCE SHEETS

	June 30,	June 30,
	2022	2021
ASSETS
Current assets
Cash	$107,133	$642,802
Accounts receivable, net (allowance for doubtful accounts was $15,000 at June 30, 2022 and June 30, 2021, respectively)	106,804	106,886
Prepaid and other expenses	3,258	8,315
Inventory	82,082	141,043
Total current assets	299277	899,046

Property and equipment, net	59,976	78,042
Right-of-use asset	10,290	28,430

Total assets	$369,543	$1,005,518

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable	$-	$45,370
Accrued liabilities	-	71,173
Accrued compensation	25,288	43,547
Deferred revenue	58,082	171,415

Total current liabilities	83,370	331,505

Notes payable, net of current portion	-	297,100
Operating lease payable, net of current portion	10,817	29,273
Total long-term liabilities	10,817	326,373

Total liabilities	$94,187	$657,878

Commitments and Contingencies (Note 7)	-	-

Members' equity
Members' interest	28,511	28,511
Retained earnings	246,845	319,129
Total members' equity	275,356	347,640
Total liabilities and members' equity	$369,543	$1,005,518

See accompanying notes to financial statements.

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INFUSIONZ LLC

STATEMENTS OF OPERATIONS

	2022	2021
Revenue
Product sales	$3,688,715	$4,134,464

Total revenues	3,688,715	4,134,464

Product costs	2,131,027	2,449,020

Cost of revenues	2,131,027	2,449,020
Gross profit	1,557,688	1,685,444

Operating expenses
Selling, general and administrative expenses	892,903	1,432,107
	892,903	1,432,107

Income from operations	664,785	253,337

Other expense (income), net
Interest expense (income), net	3,049	3,436
Gain on sale of assets	(5,500)	-
Gain on SBA PPP loan forgiveness	(300,995)	-

Other (income) expense, net	(303,446)	3,436

Net income before income tax	968,231	249,901

Income tax expense	-	-

Net income	$968,231	$249,901

See accompanying notes to financial statements.

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INFUSIONZ LLC

STATEMENTS OF MEMBERS’ INTEREST

			Total
	Members'	Retained	Members'
	Interest	Earnings	Equity
2020
Balance, June 30, 2020	28,511	$69,228	$97,739
Member contribution	-	-	-
Net income	-	249,901	249,901

Balance, June 30, 2021	$28,511	$319,129	$347,640

Member contribution	-	(1,040,515)	(1,040,515)
Net income	-	968,231	968,231

Balance, June 30, 2022	28,511	$246,845	$275,356

See accompanying notes to financial statements.

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INFUSIONZ LLC

STATEMENTS OF CASH FLOW

	June 30,
	2022	2021
Cash flows from operating activities
Net income	$968,231	$249,901
Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation and amortization	17,298	19,557
Gain on sale of equipment	(5,500)	-
Gain on forgiveness of SBA PPP loan	(300,995)	-
Changes in assets and liabilities
Accounts receivable	82	(54,414)
Accounts receivable, related party	23,197	1,411
Inventory	58,961	33,802
Accounts payable and accrued liabilities	(149,363)	2,294
Deferred revenue	(113,333)	58,992
Net cash provided by operating activities	498,578	311,543

Cash flows from investing activities
Acquisition of property and equipment	6,268	3,137
Net cash used in investing activities	6,268	3,137

Cash flows from financing activities
Repayment of debt	-	(84,000)
Distribution to member	(1,040,515)	-
Net cash provided by financing activities	(1,040,515)	(84,000)

Net increase in cash	(535,669)	230,680
Cash, beginning of period	642,802	412,122
Cash, end of period	$107,133	$642,802

Supplemental cash flow disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

See accompanying notes to financial statements.

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Description of the Business

Infusionz LLC (the “Company”)  was incorporated in the state of Colorado in May 2016.   The Company develops, manufactures and markets products based on Hemp-based Cannabidiol (“CBD”) including, but not limited to edibles, tinctures, topicals, capsules and pet products.  The Company also manufactures CBD products for other businesses under their brand and specifications.

On July 1, 2020, the Company was purchased by Upexi, Inc. a Nevada corporation.  Upexi, Inc. is the single member of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results may differ from these estimates. Significant estimates include the valuation of inventory and the allowance for doubtful accounts.

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, are accounts receivable and revenue from individual customers in excess of 10%.

Fair Value of Financial Instruments

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures,” which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value, and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 820 describes three levels of inputs that may be used to measure fair value:

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The Company has no assets or liabilities valued at fair value on a recurring basis.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. As of June 30, 2022 and 2021, the Company had no cash equivalents.

            Accounts Receivable

Generally, the Company requires payment prior to shipment. However, in certain circumstances, the Company extends credit terms of 10 to 30 days after shipment to companies located throughout the U.S.  Accounts receivable consists of trade accounts arising in the normal course of business. Accounts for which no payments have been received after 30 days from product shipment are considered delinquent and customary collection efforts are initiated. Accounts receivable are carried at original invoice amount less a reserve made for doubtful receivables based on a review of all outstanding amounts on a quarterly basis.

Management has determined the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition and credit history, and current economic conditions. As of June 30, 2022, and 2021, the Company maintained an allowance for doubtful accounts related to accounts receivable in the amount of $15,000.

Inventory

Inventory is stated at lower of cost or net realizable value, with cost being determined on a weighted average cost basis. Cost includes costs directly related to manufacturing and distribution of the products. Primary costs include raw materials and packaging.

The Company performs an assessment of inventory obsolescence to measure inventory at the lower of cost or net realizable value. Factors considered in the determination of obsolescence include slow-moving or non-marketable items.  There was no obsolete inventory written off during the periods ended June 30, 2022 and 2021.

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

Property & Equipment

Property and equipment are stated at cost less accumulated depreciation and impairment, if applicable. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Depreciation is provided on a straight-line basis over the assets estimated useful lives, ranging from 2 to 7 years. Tenant improvements are amortized on a straight-line basis over the shorter of the useful life or the remaining life of the related lease. Maintenance or repairs are charged to expense as incurred. Upon sale or disposition, the historically recorded asset cost and accumulated depreciation are removed from the respective accounts and any related gain or loss is recognized.

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of property and equipment is measured by comparing its carrying value to the undiscounted projected future cash flows that the asset(s) are expected to generate. If the carrying amount of an asset is not recoverable, the Company recognizes an impairment loss based on the excess of the carrying amount of the long-lived asset over its respective fair value, which is generally determined as the present value of estimated future cash flows or at the appraised value. The impairment analysis is based on significant assumptions of future results made by management, including revenue and cash flow projections. Circumstances that may lead to impairment of property and equipment include a significant decrease in the market price of a long-lived asset, a significant adverse change in the extent or manner in which a long-lived asset is being used or in its physical condition and a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset including an adverse action or assessment by a regulator. As of June 30, 2022 and 2021, the Company determined that long-lived assets were not impaired.

Revenue Recognition

The Company follows the guidance of the Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” which is effective as of the annual reporting period beginning after December 15, 2017 using either of two methods: (1) retrospective application of Topic 606 to each prior reporting period presented with the option to elect certain practical expedients as defined within Topic 606 or (2) retrospective application of Topic 606 with the cumulative effect of initially applying Topic 606 recognized at the date of initial application and providing certain additional disclosures as defined per Topic 606. We adopted Topic 606 pursuant to the method (2) and we determined that any cumulative effect for the initial application did not require an adjustment to retained earnings at July 1, 2018.

Most of the Company's revenue contracts represent a single performance obligation related to the fulfillment of customer orders for the purchase of its CBD products.  Net sales reflect the transaction prices for these contracts based on the Company's selling list price, which is then reduced by estimated costs for trade promotional programs, consumer incentives, and allowances and discounts used to incentivize sales growth and build brand awareness.

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

Revenue is recognized based on the following five step model:

-	Identification of the contract with a customer

-	Identification of the performance obligations in the contract

-	Determination of the transaction price

-	Allocation of the transaction price to the performance obligations in the contract

-	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue at the point in time that control of the ordered product is transferred to the customer, which is typically upon shipment to the customer or other customer-designated delivery point.  Taxes collected from customers that are remitted to governmental agencies are accounted for on a net basis and not included as revenue.

Sales returns from wholesale customers must be completed within 15 days from the date of purchase and are subject to a restocking fee.  E-Commerce product returns must be completed within 30 days of the date of purchase.  The Company does not accrue for estimated sales returns as historical sales returns have been minimal.

Shipping and handling fees billed to customers are included in revenue. Shipping and handling fees associated with freight are generally included in cost of revenue.

Deferred Revenue

The Company records deposits as deferred revenue when a customer pays in advance of the Company shipping the product.  Once the product is shipped, the deposit is recorded as revenue and the related commissions are paid.  All products related to deposits in deferred revenue were shipped in less than one year.  At June 30, 2022 and 2021, there was $58,082 and $171,415 of deferred revenue, respectively.

Advertising

The Company supports its products with advertising to build brand awareness of the Company’s various products in addition to other marketing programs executed by the Company’s marketing team. The Company believes the continual investment in advertising is critical to the development and sale of its CBD branded products. Advertising costs of $89,177 and $141,368 were expensed as incurred during the years ending June 30, 2022 and 2021, respectively.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes resulting from temporary differences. Such temporary differences result from differences in the carrying value of assets and liabilities for tax and financial reporting purposes. The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

The Company identifies and evaluates uncertain tax positions, if any, and recognizes the impact of uncertain tax positions for which there is a less than more-likely-than-not probability of the position being upheld when reviewed by the relevant taxing authority. Such positions are deemed to be unrecognized tax benefits and a corresponding liability is established on the balance sheet. The Company has not recognized a liability for uncertain tax positions. If there were an unrecognized tax benefit, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

Infusionz LLC is a single member limited liability corporation and is a disregarded entity for tax purposes.

Recently Issued Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity, which simplifies the guidance for certain convertible debt instruments by removing the separation models for convertible debt with a cash conversion feature or convertible instruments with a beneficial conversion feature. As a result, convertible debt instruments will be reported as a single liability instrument with no separate accounting for embedded conversion features. Additionally, ASU 2020-06 requires the application of the if-converted method for calculating diluted earnings per share and the treasury stock method will be no longer available. The provisions of ASU 2020-06 are applicable for fiscal years beginning after December 15, 2021, with early adoption permitted no earlier than fiscal years beginning after December 15, 2020. The Company expects the primary impacts of this new standard will be to increase the carrying value of its Convertible Debt and reduce its reported interest expense. In addition, the Company will be required to use the if-converted method for calculating diluted earnings per share. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.

No other recent accounting pronouncements were issued by FASB and the SEC that are believed by management to have a material impact on the Company’s present or future unaudited consolidated financial statements

3. ACCOUNTS RECEIVABLE, NET

Accounts receivable consist of the following:

	June 30,
	2022	2021
Customer receivables	$112,099	$120,043
Merchant receivable from credit card payments from customers	9,705	1,843
	121,804	121,886
Less – Allowance for doubtful accounts	(15,000)	(15,000)
	$106,804	$106,886

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

4. INVENTORY

Inventory as of June 30, 2022 and 2021 was comprised of the following:

	June 30,
	2022	2021
Raw materials	$82,082	$141,043
Finished goods	-	-
	$82,082	$141,043

The process of producing finished goods from raw materials typically takes one to two days.  The work in process at June 30, 2022 and 2021 is immaterial.

5. PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	June 30,
	2022	2021
Furniture and Fixtures	$4,500	$4,500
Computer equipment	3,495	3,495
Machinery and equipment	103,914	103,914
Automobiles	-	9,500
	111,909	121,409
Less - Accumulated depreciation	(51,933)	(43,367)
	$59,976	$78,042

Depreciation expense for the years ended June 30, 2022 and 2021 was $17,298 and $19,557, respectively.

6. ACCRUED LIABILITIES

            Accrued expenses as of June 30, 2022 and 2021 were as follows:

	June 30,
	2022	2021
Accrued payroll and taxes	$25,288	$43,547
Other accrued liabilities	-	71,173
	$25,288	$114,720

7. SIGNIFICANT CUSTOMERS

The Company had significant customers in each of the year presented. A significant customer is defined as one that makes up ten percent or more of total revenues or ten percent of outstanding accounts receivable balance as of the year end.

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INFUSIONZ LLC

NOTES TO FINANCIAL STATEMENTS

Net revenues for the years ended June 30, 2022 and 2021 include revenues from significant customers as follows:

	Years Ended June 30,
	2022	2021
Customer A	0%	13%
Customer B	0%	11%
Customer C	14%	0%

Accounts receivable balances as of June 30, 2022 and 2021 from significant customers are as follows:

	Years Ended June 30,
	2022	2021
Customer A	0%	7%
Customer B	0%	0%
Customer C	22%	0%
Customer D	0%	31%
Customer E	18%	20%
Customer F	10%	0%
Customer G	13%	0%
Customer H	19%	0%

8. SUBSEQUENT EVENTS

On October 26, 2022, Upexi, Inc. (the “Company”) entered into a membership interest purchase agreement with Bloomios, Inc., a Nevada corporation (“Bloomios”) and its wholly owned subsidiary Infused Confections LLC, a Wyoming limited liability company (together with Bloomios, the Buyers) whereby the Company sold 100% of the membership interest of Infusionz LLC, a Colorado limited liability company to the Buyers for consideration of $23,500,000, subject to adjustments. The consideration consists of $5,500,000 in cash paid at closing, a convertible secured subordinated promissory note in the original principal amount of $5,000,000, 85,000 shares of Bloomios Series D Convertible Preferred Stock with a stated value of $8,500,000, a senior secured convertible debenture with a subscription amount of $4,500,000 (with an original principal amount, after OID, of $5,294,118) and a common stock purchase warrant to purchase up to 2,853,910 shares of Bloomios common stock. The agreement provides for a two-way, post-closing working capital adjustment based on target working capital of $1,275,000.

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